Filed Pursuant to Rule 497(e)
File Nos. 333-195493; 811-22961
STRIVE TOTAL RETURN BOND ETF (STXT)
STRIVE ENHANCED INCOME SHORT MATURITY ETF (BUXX)
(the “Funds”)
a series of EA Series Trust (the “Trust”)
listed on The New York Stock Exchange
August 20, 2025
Supplement to the Prospectus
dated November 30, 2024
Effective immediately, the following disclosure is added directly after the first paragraph in the “APPROVAL OF ADVISORY AGREEMENT & INVESTMENT SUB-ADVISORY AGREEMENT” section of the prospectus:

Manager of Managers Structure
The Adviser and the Trust have received an exemptive order (the “Order”) from the SEC that allows each Fund to operate in a “manager of managers” structure whereby the Adviser can appoint and replace unaffiliated sub-advisers, and enter into, amend and terminate sub-advisory agreements with such sub-advisers, each subject to Board approval, but without obtaining prior shareholder approval (“Manager of Managers Structure”). The use of the Manager of Managers Structure is subject to shareholder approval for each Fund. A Fund will, however, inform shareholders of the hiring of any new sub-adviser within 90 days after the hiring, to the extent the Fund is relying on the Order. The Order provides the Fund with greater flexibility and efficiency by preventing the Fund from incurring the expense and delays associated with obtaining shareholder approval of such sub-advisory agreements.
To the extent a Fund relies on the Order, the Fund’s use of the Manager of Managers Structure is subject to certain conditions that are set forth in the Order. Under the Manager of Managers Structure, the Adviser has the ultimate responsibility, subject to oversight by the Board, to oversee sub-advisers and recommend their hiring, termination and replacement. The Adviser will also, subject to the review and approval of the Board; set each Fund’s overall investment strategy; evaluate, select and recommend sub-advisers to manage all or a portion of a Fund’s assets; and implement procedures reasonably designed to ensure that each sub-adviser complies with the Fund’s investment goal, policies and restrictions. Subject to review by the Board, the Adviser will allocate and, when appropriate, reallocate a Fund’s assets among sub-advisers and monitor and evaluate the sub-advisers’ performance.

Please retain this Supplement for future reference.